U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2004

AMEDISYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-24260	11-3131700
(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 300, Baton Rouge, LA 70816

(Address of principal executive offices including zip code)

(225) 292-2031

(Registrant’s telephone number, including area code)

ITEM 8.01 OTHER EVENTS

On August 18, 2004, Amedisys, Inc., “the Company”, issued a press release attached hereto as Exhibit 99.1 to announce the filing of registration statement for the offering of 2,000,000 shares of common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibit No.
	99.1 (i)	Press Release dated August 18, 2004 announcing the filing of registration statement for the offering of 2,000,000 shares of common stock

(i) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Gregory H. Browne
Gregory H. Browne
Chief Financial Officer

DATE: August 23, 2004